                                                                    Exhibit 99.3


NMM

                                                                                                       PAGE

Independent Auditors' Report........................................................................    F-1

Balance Sheet as of December 31, 1999 ..............................................................    F-2

Statement of Operations for the year ended December 31, 1999........................................    F-3

Statement of Shareholders' Equity for the year ended December 31, 1999..............................    F-4

Statement of Cash Flows for the year ended December 31, 1999 .......................................    F-5

Notes to the Financial Statements...................................................................    F-6

                          INDEPENDENT AUDITORS' REPORT



The Board of Directors
Net Market Makers:


We have audited the accompanying balance sheet of Net Market Makers as of December 31, 1999 and the related statements of operations, shareholders' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Net Market Makers as of December 31, 1999 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.



                                             /s/ KPMG LLP

San Francisco, California
March 27, 2000

                               NET MARKET MAKERS
                                 Balance Sheet
                               December 31, 1999

Current assets:
  Cash                                                     $   463,418
  Accounts receivable                                           92,070
  Prepaid expenses                                             119,841
                                                           -----------
          Total current assets                                 675,329

Property and equipment, net                                     40,266
Other assets                                                    25,199
                                                           -----------
                                                           $   740,794
                                                           ===========
        LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Accrued payables and other liabilities                   $    38,217
  Accrued payroll                                               65,991
  Accrued shareholder distributions                            282,791
  Deferred revenue                                             133,568
                                                           -----------
          Total current liabilities                            520,567
                                                           -----------
          Total liabilities                                    520,567
                                                           -----------
Commitments and contingencies

Shareholders' equity:
  Common stock, par value $.01 per share; 10,000,000 shares
    authorized; 8,800,000 shares issued and outstanding         88,000
  Additional paid-in capital                                 4,462,378
  Deferred compensation                                     (3,654,084)
  Shareholder loans                                           (120,656)
  Accumulated deficit                                         (555,411)
                                                           -----------
          Total shareholders' equity                           220,227
                                                           -----------
                                                           $   740,794
                                                           ===========

See accompanying notes to financial statements.

                               NET MARKET MAKERS
                            Statement of Operations
                          Year ended December 31, 1999

Revenue:
   Conference events                                   $2,821,934
   Other                                                  145,622
                                                       ----------
          Total revenue                                 2,967,556
                                                       ----------

General and administrative expenses:
   Personnel                                            1,155,167
   Conferences                                            658,459
   Stock-based compensation                               745,916
   Consultants                                            269,281
   Other                                                  248,796
                                                       ----------
          Total general and administrative expenses     3,077,619
                                                       ----------
          Operating loss                                 (110,063)

Other income:
   Interest income                                          9,511
                                                       ----------
          Net loss before taxes                          (100,552)
Income tax expense                                         10,000
                                                       ----------
          Net loss                                     $ (110,552)
                                                       ==========

See accompanying notes to financial statements.

                               NET MARKET MAKERS

                       Statement of Shareholders' Equity

                          Year ended December 31, 1999

                                         Common stock       Additional                  Shareholder                   Total
                           Partners'    ---------------      paid-in       Deferred         note      Accumulated  shareholders'
                            capital     Shares   Amount      capital     compensation    receivable      deficit      equity
                           ---------    ------   ------     ----------   ------------    ----------   ------------  ------------
Initial partners'
  contribution             $ 30,659           --  $    --           --             --           --            --            30,659
Issuance of common stock
  in exchange for
  partnership capital
  contribution              (30,659)   7,100,000   71,000      (40,341)            --            --           --            --
Common stock purchased in
  exchange for note
  receivable                     --    1,700,000   17,000    4,502,719     (4,400,000)     (119,719)          --            --
Amortization of stock-
  based compensation             --           --       --           --        745,916            --           --           745,916
Interest on shareholder
  loan                           --           --       --           --             --          (937)          --              (937)
Net loss                         --           --       --           --             --            --      (110,552)        (110,552)
Distributions to
  shareholders                   --           --       --           --             --            --      (444,859)        (444,859)
                           --------    ---------  -------     ----------   ------------    ----------   ------------  ------------
Balance as of
  December 31, 1999        $     --    8,800,000  $88,000     4,462,378     (3,654,084)    (120,656)     (555,411)         220,227
                           ========    =========  =======     ==========   ============    ==========   ============  ============

See accompanying notes to financial statements.

                               NET MARKET MAKERS
                            Statement of Cash Flows
                          Year ended December 31, 1999




Cash flows from operating activities:
  Net loss                                                       $(110,552)
  Adjustments to reconcile net loss to net cash provided by
    operating activities:
     Depreciation                                                    1,038
     Interest on shareholder note receivable                          (937)
     Stock compensation expense                                    745,916
     Changes in operating assets and liabilities:
       Prepaid expenses                                           (119,841)
       Accounts receivable                                         (92,070)
       Accrued liabilities                                          38,217
       Accrued payroll                                              65,991
       Deferred revenue                                            133,568
                                                                 ---------
          Net cash provided by operating activities                661,330
                                                                 ---------
Cash flows from investing activities:
  Purchase of property and equipment                               (41,304)
  Purchase of intangible assets                                    (25,199)
                                                                 ---------
          Net cash used in investing activities                    (66,503)
                                                                 ---------
Cash flows from financing activities:
  Capital contribution                                              30,659
  Profit distributions to shareholders                            (162,068)
                                                                 ---------
          Net cash used in financing activities                   (131,409)
                                                                 ---------
Net increase in cash                                               463,418

Cash at beginning of period                                             --
                                                                 ---------
Cash at end of period                                            $ 463,418
                                                                 =========
Supplemental disclosure of cash flow information:
  Cash paid for income taxes                                     $      --
                                                                 =========
  Cash paid for interest                                         $      --
                                                                 =========
Supplemental schedule of noncash financing activities:
  Accrued shareholder tax distribution                           $ 282,791
                                                                 =========
  Issuance of shareholder note in exchange for stock             $ 119,719
                                                                 =========

See accompanying notes to financial statements.

                                NET MARKET MAKERS

                          Notes to Financial Statements

                                December 31, 1999




(1)  SUMMARY OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

     (a)  DESCRIPTION OF BUSINESS

          Net Market Makers (the Company) provides information, analysis, resources and connections to the people who build and grow net markets, as well as to the broader community of others who facilitate this growth. The Company holds informational conferences, provides consulting services and a monthly newsletter and writes research reports to keep its clients oriented toward the growth areas of business-to-business e-commerce.

          The Company began as a sole proprietorship with two founders in 1998. In January 1999, the Company became a partnership, at which point substantive operations of the Company began, and the Company was incorporated in the State of California on October 1, 1999 as a Subchapter S corporation. The Company issued common stock in exchange for the net book value of the partnership on November 1, 1999.

     (b)  USE OF ESTIMATES

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     (c)  COMPREHENSIVE INCOME (LOSS)

          The Company adopted Statement of Financial Accounting Standards (SFAS) No. 130, Reporting Comprehensive Income, which establishes standards for reporting and display of comprehensive income and its components. During the period presented, the Company did not have any other comprehensive income or loss items and, accordingly, comprehensive loss is equivalent to net loss for the period presented.

     (d) SEGMENTS OF AN ENTERPRISE AND CONCENTRATIONS OF MARKET, CREDIT AND SUPPLIERS' RISK

          In June 1997, the Financial Accounting Standards Board (FASB) issued SFAS No. 131, Disclosures About Segments of an Enterprise and Related Information, which is effective for fiscal years beginning after December 15, 1997. SFAS No. 131 establishes revised standards for the reporting of financial and descriptive information about operating segments in financial statements. The Company adopted this statement effective January 1, 1999. The chief decision maker of the Company makes decisions and reviews operating results on a combined basis for all product lines and no other discrete financial information is available. Accordingly, the Company has determined that it operates only in one segment.

          The Company relies heavily on revenues from user conferences. During 1999, the Company held two such conferences. Financial instruments, which potentially subject the Company to concentrations of credit risk, consist of accounts receivable, which are comprised primarily of amounts due for newsletter subscriptions. The Company controls this risk by monitoring the age and collection of its receivables.


                                                                     (Continued)

                                NET MARKET MAKERS

                          Notes to Financial Statements

                                December 31, 1999


     (e)  FAIR VALUE OF FINANCIAL INSTRUMENTS

          Prepaid expenses, other assets, accrued liabilities and accrued payroll are considered to have carrying amounts that approximate fair value because of the short maturity of these financial instruments.

     (f)  PROPERTY AND EQUIPMENT

          Property and equipment are stated at cost and are depreciated on a straight-line basis over their estimated useful lives of three years for computer equipment and software, and seven years for office furniture and fixtures. Leasehold improvements are amortized on a straight-line basis over the shorter of the lease term or their estimated useful lives.

     (g)  IMPAIRMENT OF LONG-LIVED ASSETS

          In accordance with SFAS No. 121, Impairment of Long-Lived Assets and Long-Lived Assets to Be Disposed Of, the Company reviews, as circumstances dictate, the carrying amount of its long-lived assets. The purpose of these reviews is to determine whether the carrying amounts are recoverable. Recoverability is determined by comparing the projected undiscounted net cash flows of the long-lived assets against their respective carrying amounts. The amount of impairment, if any, is measured based on the excess of the carrying value over the fair value of the asset. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell. The Company estimates fair value based on the best information available, making judgments and projections as considered necessary.

     (h)  REVENUE RECOGNITION

          Revenue from conference events is recognized when the events have taken place. Revenues from subscriptions are recognized over the subscription period. Revenue from other consulting services is recognized as services are performed.

     (i)  INCOME TAXES

          The Company's shareholders have elected S corporation status for federal income tax purpose. As a result, there is no provision for federal income tax expense. State franchise tax is assessed at the rate of 1.5% at the corporate level.

(2) PROPERTY AND EQUIPMENT

       Property and equipment consists of the following as of December 31, 1999:


         Office furniture and fixtures                           $        8,626
         Computer equipment                                              30,641
         Software                                                         2,037
                                                                 ---------------

                                                                         41,304

        Less accumulated depreciation and amortization                   (1,038)
                                                                 ===============

                                                                 $       40,266
                                                                 ===============

                                                                     (Continued)

                                NET MARKET MAKERS

                          Notes to Financial Statements

                                December 31, 1999


     Depreciation expense on property and equipment was approximately $1,000 for the year ended December 31, 1999.

(3)  SHAREHOLDERS' EQUITY

     COMMON STOCK

     The Company issued 7,100,000 shares of common stock on November 1, 1999, in exchange for the capital contributions represented by the accounts of the Net Market Makers Partnership of $30,659.

     On November 8, 1999, the Company executed a common stock purchase agreement, whereby an executive of the Company purchased 1,700,000 shares of common stock for $0.07 per share. The common stock was issued in exchange for a promissory note in the amount of $119,719 with an interest rate of 5.42%. The stock vests at a rate of 212,500 shares per quarter commencing with the quarter ending March 31, 2000. In the event of a change in ownership of more than 50% of the Company, the lesser of an additional 850,000 shares or the remaining unvested portion, vests immediately (note
     5). The stock purchased was valued at $2.56 per share, which was the estimated market value of the Company's stock on that date, resulting in compensation of $4,400,000 to be amortized over the vesting period consistent with the method described in FASB Interpretation No. 28, Accounting for Stock Appreciation Rights and Other Variable Stock Option or Award Plans. For the year ended December 31, 1999, compensation expense of $745,916 was recorded in the Company's statement of operations. The principal and accrued interest on the note shall be payable as follows:
     $59,860, plus interest, due on November 8, 2000, and $59,860, plus interest, due on November 8, 2001.

(4)  COMMITMENTS

     The Company leases office space and equipment under noncancelable operating leases expiring at various dates through 2002. The leases contain various renewal options. Minimum lease payments under these noncancelable operating leases are as follows as of December 31, 1999:

      Year ending December 31:
          2000                                       $            33,239
          2001                                                     2,796
          2002 and thereafter                                      2,796
                                                     -------------------
                                                     $            38,831
                                                     ===================


     Rent expense under noncancelable operating leases was $26,631 for the year ended December 31, 1999.




                                                                     (Continued)

                                NET MARKET MAKERS

                          Notes to Financial Statements

                                December 31, 1999





(5)  SUBSEQUENT EVENTS

     (a)  INCORPORATION STATUS

     Subsequent to December 31, 1999, the Company terminated its S corporation status.

     (b)  LETTER OF INTENT

     Subsequent to December 31, 1999, the Company entered into a letter of intent with Jupiter Communications, Inc. to have all its outstanding shares of common stock acquired for approximately $20,000,000 in cash and $5,000,000 in stock.

     (c)  SHAREHOLDER STOCK PURCHASE

     Subsequent to December 31, 1999, the common stock purchase agreement discussed in note 3 was amended. As such, 1,062,500 shares were contributed back to the capital of the Company in exchange for immediate vesting of the remaining 637,500 shares. In addition, the related promissory note for $119,719 was canceled and replaced with a promissory note for $44,895.